Advantage Companies, Inc.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 9, 1995

     NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Advantage Companies, Inc., will be held at the corporate offices at 9323 East 37th Street North, Wichita, Kansas on June 9, 1995, at 10:00 a.m., Central Daylight Time, for the following purposes:

        (1) To elect five Directors to hold office until the next annual election of directors or until their respective successors shall have been duly elected and shall have qualified;

        (2) To approve and ratify the appointment of Grant Thornton LLP, independent certified public accountants, as auditors for the current fiscal year;

        (3) To approve and adopt the 1995 Incentive Stock Option Plan with regard to 425,000 shares of common stock; and

        (4) To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

        Management is not aware of any other matters that will come before the meeting.

        Stockholders of record at the close of business on April 14, 1995, shall be entitled to notice of and to vote at the annual meeting and any adjournment thereof. A complete list of the stockholders entitled to vote at the annual meeting will be prepared and maintained at the Company's corporate headquarters at 9323 East 37th St. North, Wichita, Kansas 67226-2000. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the annual meeting.

        Whether or not you expect to be present at the annual meeting, please date, sign and return the enclosed proxy promptly to assure that your shares are voted at the meeting. Proxies are revocable at any time prior to their exercise. Stockholders who are present at the meeting may withdraw their proxies prior to the exercise thereof and vote in person if they so desire.

                      By Order of the Board of Directors.
                      Brenda J. Butler
Wichita, Kansas       Corporate Secretary
April 26, 1995



                         Advantage Companies, Inc.

                            PROXY STATEMENT

                     ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held June 9, 1995

                             INTRODUCTION

            This Proxy Statement is being distributed in connection with the solicitation of proxies on behalf of the Board of Directors for use at the annual meeting of the stockholders of Advantage Companies, Inc., ("Advantage" or the "Company"). The annual meeting will be held on June 9, 1995, at 10:00 a.m., Central Daylight Time, at the corporate offices at 9323 E. 37th St. North, Wichita, Kansas. The approximate date that this Proxy Statement and enclosed Proxy will first be sent or given to stockholders is April 26, 1995.

      You are urged to read the Annual Report to Stockholders, which is included herewith but does not form any part of this Proxy
Statement.

      The principal executive offices of the Company are located at 9323 East 37th St. North, Wichita, Kansas 67226-2000.

      The Company encourages stockholders to attend its annual meetings. Giving a proxy does not preclude the right to attend the annual meeting and vote in person should any stockholder giving a proxy so desire. A stockholder giving a proxy retains the unconditional right to revoke the proxy (at any time prior to the voting thereof) either in person at the annual meeting or by giving written notice to the Company addressed to Thomas R. Kennalley, Treasurer, Advantage Companies, Inc., 9323 East 37th St. North, Wichita, Kansas 67226-2000; however, no such revocation shall be effective until the notice of revocation has been received by the Company at or prior to the meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and telegraph. The officers and employees will not be paid additional compensation for soliciting proxies but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to the beneficial owners of the Company's stock. The entire cost of preparing, printing, assembling, and mailing all proxy solicitation materials and all other costs of solicitation will be borne by the Company.





                       PURPOSES OF THE MEETING

         This year the annual meeting of Stockholders will be held for the following purposes:

            (1) To elect five Directors to hold office until the next annual election of directors or until their respective successors shall have been duly elected and shall have qualified;

            (2) To approve and ratify the appointment of Grant Thornton LLP, independent certified public accountants, as auditors for the current fiscal year;

            (3) To approve and adopt the 1995 Incentive Stock Option Plan with regard to 425,000 shares of common stock; and

            (4) To transact any and all other business that may properly come before the meeting or any adjournments(s) thereof.

            Management knows of no other matters that will come before the meeting.


                        VOTING RIGHTS

        The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment(s) thereof has been fixed as the close of business on April 14, 1995 (the "Record Date"). On the Record Date there were 4,236,438 shares of Common Stock of the Company, $.01 par value (the "Common Stock"), issued and outstanding, all of which are eligible to vote. The Company's bylaws provide for cumulative voting at all elections of directors. Cumulative voting means that each share of Common Stock entitles the shareholder to a number of votes equal to the number of directors to be elected, which votes may be cast for one nominee or distributed among two or more nominees as the stockholder may elect. Therefore, each share of Common Stock will entitle the Stockholder to five votes in connection with the election of directors.

         When proxies in the accompanying form are returned properly executed, shares represented thereby will be voted, and where a choice has been specified by the stockholders as provided on the proxy, the shares will be voted in accordance with the specifications so made.
In the absence of any contrary direction, the shares will be voted in accordance with the Board of Directors' recommendations. Any proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by giving written notice of such revocation to the Company prior to the meeting or by the stockholder voting in person at the meeting.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business at the annual meeting.

          Each holder of Common Stock will be entitled to one vote for each share owned on any matter to come before the annual meeting, other than the election of directors, thus requiring the affirmative vote of a majority of a quorum of the shares voted at the annual meeting for any such other matter. There are no rights of appraisal or similar dissenters' rights with respect to any of the matters proposed to be considered at the annual meeting.

          Votes cast by proxy or in person at the annual meeting will be tabulated by election inspectors appointed for the meeting. The election inspectors will also determine whether a quorum is present.
The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                           PRINCIPAL STOCKHOLDERS
                     AND STOCK OWNERSHIP OF MANAGEMENT

       The following table sets forth certain information as of March 30, 1995, obtained from information furnished by the persons named below, concerning the beneficial stock ownership of each person known to the Company who may be deemed to be the beneficial owner of more than five percent of its voting securities. Each beneficial owner has sole investment and voting powers with respect to such securities except as otherwise noted.

                           Amount and Nature of Beneficial Ownership
                           Title of Class
                                       Class A
Name and address           Common      Preferred                   Percentage
of Beneficial Owner        Stock       Stock         Total (1)     Owned (1)
Daniel J. Taylor           960,750      3,800        1,150,750         26.0%
9323 East 37th St. North
Wichita, Kansas 67226-2000

Robert W. Moore            849,310      3,900        1,044,310         23.6%
3600 West Main
Norman, Oklahoma 73072

Daniel M. Carney           797,600      2,300          912,600         21.0%
8100 E. 22nd North
Building 1900
Wichita, Kansas 67226

Leslie G. Rudd             661,262        --           661,262         15.6%
314 Galena
Aspen, Colorado 81611

(1) Based on 4,236,438 shares of Common Stock actually outstanding at March 30, 1995, and assumes, for the purpose of calculating this percentage, that all shares of Class A Preferred Stock owned only by this individual are converted into Common Stock at the stated conversion rate of 50 to 1, thus increasing the total number of shares deemed to be outstanding. Until converted, there are no voting powers with respect to the Preferred Stock.


       The following table sets forth certain information as of March 30, 1995, concerning the number of shares of Common Stock and Preferred
Stock beneficially owned by each director and officer of the Company and by the directors and officers of the Company as a group. For purposes of this table, the Common Stock underlying options is only considered beneficially owned if the options are exercisable within 60 days of the above date. Each beneficial owner has sole investment and voting powers with respect to such securities except as otherwise noted. The Company's Common Stock and Class A Preferred Stock are the only classes of its equity securities with shares beneficially owned by any of its officers or directors.

                     Amount and Nature of Beneficial Ownership
                     Title of Class
                                    Class A
Name of              Common         Preferred
Beneficial Owner     Stock          Stock         Total (1)      Owned (1)
Daniel J. Taylor    960,750         3,800         1,150,750         26.0%
Robert W. Moore     849,310         3,900         1,044,310         23.6%
Daniel M. Carney    797,600         2,300           912,600         21.0%
William A. Simon    109,567 (2)       --            109,567          2.6%
A. Tracy Burton     107,017 (3)       --            107,017          2.5%
James G. Steckart    64,000 (4)       --             64,000          1.5%
Thomas R. Kennalley   9,000 (5)       --              9,000          0.2%
All directors and
officers as a group
(7 persons)       2,897,244        10,000         3,397,244          70.0%

(1) Based on 4,236,438 shares of Common Stock actually outstanding at March 30, 1995, and assumes, for the purpose of calculating these totals and percentages, that all shares of Class A Preferred Stock owned by the individual on this line of the table are converted into Common Stock at the stated conversion rate of 50 to 1, and that options to purchase Common Stock pursuant to the Company's 1988 Incentive Stock Option Plan (see, "Executive Compensation") held by this individual that are exercisable within 60 days are exercised, thus increasing the total number of shares deemed to be outstanding.

(2) Includes 24,000 authorized but unissued shares subject to unexercised options to purchase common Stock granted under the Company's 1988 Incentive Stock Option Plan exercisable within 60 days. Also, includes 1,500 shares owned by Mr. Simon's spouse of which Mr. Simon disclaims beneficial ownership.

(3) Includes 20,000 authorized but unissued shares subject to unexercised options to purchase Common Stock granted under the Company's 1988 Incentive Stock Option Plan that are exercisable within 60 days.

(4) Reflects 14,000 authorized but unissued shares subject to unexercised options to purchase Common Stock granted under the 1988 Incentive Stock Option Plan that are exercisable within 60 days. Also, includes 50,000 unissued shares subject to an unexercised non-qualified option to purchase Common Stock granted in July 1993 that is exercisable within 60 days.

(5) Reflects 9,000 authorized but unissued shares subject to unexercised options to purchase Common Stock granted under the Company's 1988 Incentive Stock Option Plan that are exercisable within 60 days.

                                     PROPOSAL ONE

                                ELECTION OF DIRECTORS

     Pursuant to the Company's Articles of Incorporation, the Board of Directors has determined that five directors are to be elected at the Annual Meeting to serve one-year terms or until their successors are elected and qualified. All five nominees listed below are current members of the Board of Directors of the Company.

        Votes are cast for the election of directors by cumulative voting as described above under the heading "Voting Rights." Directors are elected by a plurality of the votes of the shareholders present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors.

        Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following five named nominees for the office of director of the Company, reserving, however, the right to accumulate their votes and distribute them among the nominees at their discretion.

Nominees for Director

        Set forth below are the names, principal occupations, offices held with the Company and other information concerning each person being nominated by Management to be elected a Director of the Company as of the Record Date. Information regarding the Common Stock of the Company beneficially owned by the nominees is set forth in a preceding section of this Proxy Statement entitled "Principal Stockholders and Stock Ownership of Management."

        The following persons have been nominated to be elected Directors at the 1995 annual meeting. All of the Directors elected at the 1994 annual meeting (Messrs. Carney, Taylor, Moore, Simon and Steckart) received in excess of 99% of the total number of shares represented at the meeting either in person or by proxy. Of the Company's
4,260,150 shares of Common Stock then outstanding, 4,246,851 shares were represented at the 1994 annual meeting in person or by proxy.

                                              Year First  Present Office
                       Principal              Elected     Held in the
Nominee           Age  Occupation             Director    Company
Daniel J. Taylor  51   Chairman of the Board   1983       Chairman & Chief
                        Advantage Companies               Executive Officer
                        Inc.
Daniel M. Carney  63   Personal Investments    1976       Director

Robert W. Moore   73   President of Bob Moore  1983       Director
                        Cadillac, Inc. of
                        Oklahoma City, Oklahoma

William A. Simon  39   Sr. Vice President-      1981       Sr. Vice President-
                       & Director - Advantage              Administration &
                       Companies, Inc.                     Chief Financial
                                                           Officer/Director

James G. Steckart 47   President and Director-  1992       President/Director
                         Advantage Companies,
                         Inc.

      The Board of Directors does not contemplate that any of the above-named nominees for director will refuse to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the person or persons voting the proxy will vote the shares represented by such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. Each nominee, so far as the Board knows, is willing to serve and intends to serve the entire term if elected.

      There is no family relationship among any of the nominees or present directors and any officers of the Company, its subsidiaries or affiliates.

      If elected as a director of the Company, each director will hold office until next year's annual meeting of stockholders, expected to be held on June 14, 1996, or until his respective successor is elected and qualified.

      The following information summarizes the business experience of each person who is nominated to be a director of the Company:

      Mr. Taylor is Chairman of the Board and Chief Executive Officer. He was President of the Company from June of 1985 until February 15, 1994. He was the Chairman of the Board of Pizza Hut of Florida, Inc. from 1984 until its sale to the franchisor in December 1992. He was Chairman of the Board of Pizza Hut of Titusville, Inc. and its predecessor from 1979 until its sale to Pepsico, Inc. in 1988, and was its President from 1978 until 1983. Mr. Taylor was Senior Vice President of Finance and a director of Pizza Hut, Inc. from 1975 to the end of 1977. Mr. Taylor was a director of the Company from 1979 to 1981, and has been Chairman of the Board from 1983 to the present.

      Mr. Carney was a founder, Chairman of the Board and President of Pizza Hut, Inc., until his retirement from active management in 1973 to manage his personal investments. However, he remained a director of Pizza Hut, Inc., until its acquisition by Pepsico, Inc. in 1977. Mr. Carney was a director of Pizza Hut of Florida, Inc., from 1984 until its sale in December 1992. Mr. Carney has numerous other investments.

      Mr. Moore has been the President of Bob Moore Cadillac, Oklahoma City, Oklahoma, since 1969. He was a director of Pizza Hut of Florida, Inc. from 1984 until its sale in December 1992. Mr. Moore also manages numerous other personal investments.

      Mr. Simon was elected Senior Vice President - Administration and Chief Financial Officer of the Company on February 15, 1994. From 1978 until 1980, he was employed as a Certified Public Accountant by Fox & Company (now Grant Thornton LLP). Mr. Simon joined the Company as Controller/ Treasurer in 1980. In 1981, he was elected Director and Vice President of Finance, retaining the position of Controller/Treasurer. In January 1990, Mr. Simon was elected to the position of Vice President of Operations, and resigned his finance and accounting positions. In November 1991, he was elected to the position of Vice President of Merchandising and Real Estate, resigning his position as Vice President of Operations. Mr. Simon resigned that position at the time he assumed his current duties as Senior Vice President - Administration and Chief Financial Officer.

      Mr. Steckart joined the Company in November 1991, and was elected Vice President of Operations at that time. On February 15, 1994, he was elected President of the Company. From 1983 to November 1991, he
was employed by Rent-A-Center, Inc.   From 1987 to 1990, he was
Director of Operations for Rent-A-Center, Inc., and from 1990 to 1991, he was Director of Franchise Operations and Development. He was elected Director in June 1992.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE FIVE NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS

      All officers of the Company have been elected to serve for one-year terms ending in June 1995.

      The following information summarizes the business experience of each of the remaining executive officers not included above:

      A. Tracy Burton, age 53, was elected Vice President of Marketing on February 15, 1994. Mr. Burton joined the Company in June 1980, was President of the Company from September 1981 to June 1985, and was its Vice President - Investor Relations and Administration from June 1985, until elected Vice President of Marketing in February 1994.

      Thomas R. Kennalley, age 38, was elected Treasurer of the Company on February 15, 1994. Mr. Kennalley joined the Company in March 1991 as Controller and is now Treasurer/Controller of the Company. From 1988 until joining the Company in 1991, Mr. Kennalley was engaged in the practice of public accounting as a C.P.A. employed by Meredith & Lytle, Chartered.

BOARD MEETINGS AND DIRECTOR COMPENSATION

      During the Company's past fiscal year, the Board of Directors of the Company held two meetings and all of the current directors were in attendance. They resolved various matters without meetings by means of Unanimous Consent Resolutions on nine (9) different occasions during the year. The Company's Board of Directors does not have standing nominating or compensation committees, but appointed Messrs. Moore and Carney in 1988, and Simon in 1992, to a standing audit
committee.   The audit committee, which met one time during fiscal
1995, reviewed external audit plans and activities, reviewed COMCOA's annual financial statements, and reviewed all significant fees for audit, audit related and non-audit services provided by the independent auditors. The audit committee recommended to the Board the annual selection of independent auditors. Members of the Board of Directors who are not employees of the Company are paid $500 for each meeting of the Board attended in person.

                       EXECUTIVE COMPENSATION

      The following Summary Compensation Table shows all cash and other compensation paid (or to be paid) by the Company for the fiscal years indicated to the Company's Chairman of the Board and the two executive officers who earned over $100,000 in the fiscal year ended January 22, 1995, for services rendered in all capacities in which they served during each period:

                  Summary Compensation Table
                                               LONG-TERM COM-
                                               PENSATION AWARDS
NAME AND                                       OF SECURITIES        ALL
PRINCIPAL         FISCAL  ANNUAL COMPENSATION  UNDERLYING        OTHER COM-
POSITION          YEAR   SALARY BONUS(1) OTHER STOCK OPTIONS(#)  PENSATION(4)
Daniel J. Taylor  1995 $  --    $175,000 $ --    $     --          $  --
Chief Executive   1994     --    150,000   --          --             --
Officer           1993     --    150,000   --          --             --

James G. Steckart 1995 $125,000  $50,000   --      35,000(2)       $7,778
Director and      1994  109,615   50,000   --      50,000(3)        5,984
President         1993  100,000   50,000   --           --            769

William A. Simon  1995 $125,000  $50,000   --      35,000(2)       $7,778
Senior Vice       1994  104,808   50,000   --          --           6,869
President -       1993  100,000   35,000   --          --           6,753
Administration &
Chief Financial

(1) Bonuses are accrued during the fiscal year and paid within 75 days of fiscal year end. The above bonus amounts are accrued and reported in the fiscal year earned.

(2) Represents authorized but unissued shares subject to unexercised options to purchase Common Stock granted under the Company's 1988 Incentive Stock Option Plan. Options stipulate that 20% become exercisable each year for 5 years.

(3) Represents an unexercised non-qualified option to purchase 50,000 shares of Common Stock at $8.00 per share issued to Mr. Steckart in July 1993 as added inducement to acquire further proprietary interest in the Company and as an added incentive to remain with the Company.

(4) These amounts represent the Company's contributions to the Company's 401(k) Retirement Plan and term life insurance premiums paid for the benefit of the named executive.


                      OPTIONS GRANTED IN LAST FISCAL YEAR

     Shown below is further information on options granted during the fiscal year ended January 22, 1995, to the Named Officers that were listed in the Summary Compensation Table on page 9.

                                                          Potential Realizable
                                                          Value at Assumed
                                                          Annual Rates of
                                                          Stock Price
                                                          Appreciation for
                            Individual Grants             Option Term
                           % of
                           Total
                 # of Se-  Options
                 curities  Granted  Excis- Market
                 Under-    to Em-   able   Price
                 lying     ployees  or     on Date
                 Options   in       Base   of     Expira-
                 Granted   Fiscal   Price  Grant  tion
                   (#)     Year     ($/Sh) ($/Sh) Date    0%($) 5%($)  10% ($)
Daniel J. Taylor    --      N/A    N/A     N/A     N/A    $ -- $ --   $ --
James G. Steckart 35,000(1) 19%  $14.00  $14.00  01/24/99   -- 135,450 299,250
William A. Simon  35,000(1) 19%  $14.00  $14.00  01/24/99   -- 135,450 299,250

(1) These options, which were granted on January 24, 1994, stipulate that 20% of the shares become exercisable each year beginning January 24, 1994.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table sets forth information concerning each exercise of stock options during the last fiscal year by each of the persons named below and the fiscal year-end value of unexercised options.
                                                            VALUE OF
                                       NUMBER OF UN-        UNEXERCISED
                                       EXERCISED OPTIONS    IN-THE-MONEY-
                 SHARES                HELD AT FISCAL       OPTIONS AT FISCAL
                 ACQUIRED              YEAR END             YEAR END ($) (1)
                 ON EX-      VALUE     EXER-   UNEXER-      EX-       UNEXER-
NAME             ERCISE(#) REALIZED($) CISABLE CISABLE      ERCISABLE CISABLE
Daniel J. Taylor  --      $   --         --        --       $   --     $     --
James G. Steckart --          --       57,000    28,000      399,750    349,000
William A. Simon 5,000      21,250     17,000    48,000       57,250    194,000

(1) Represents the difference between the "LAST" (NASDAQ - National Market System) price as of January 20, 1995 and the exercise price of outstanding options.

               COMPENSATION COMMITTEE/BOARD OF DIRECTORS INTERLOCKS
                           AND INSIDER PARTICIPATION

BOARD OF DIRECTORS INTERLOCKS

    The Company does not have a formal compensation committee. All executive base salaries, bonuses, and stock option grants are determined by the Chairman of the Board, Daniel J. Taylor. The Board of Directors informally approves the Chairman's compensation decisions. Directors Taylor, Steckart and Simon are executive officers of the Company.

    Certain directors and executive officers of the Company have served on the board of directors and as executive officers of Tidewater
Rental Corp., a Virginia corporation ("TRC"). TRC does not have a compensation committee and all of its compensation decisions are also made or approved by its entire board. The following table sets forth the interrelationships among the boards of directors and executive officer staffs of TRC and the Company.

ADVANTAGE COMPANIES, INC.                   TIDEWATER RENTAL CORP.

DIRECTORS                                   DIRECTORS
Daniel J. Taylor                            Daniel J. Taylor
Daniel M. Carney                            Michael W. Dart
Robert W. Moore                             A. Tracy Burton
William A. Simon                            William A. Simon
James G. Steckart

OFFICERS                                    OFFICERS
Daniel J. Taylor, Chief Executive Officer   A. Tracy Burton, President
James G. Steckart, President                Daniel J. Taylor, Vice President
William A. Simon, Sr Vice President -       William A. Simon, Vice President
  Administration & Chief Financial Officer  Brenda J. Butler, Corporate
A. Tracy Burton, Vice President - Marketing   Secretary
Brenda J. Butler, Corporate Secretary       Thomas R. Kennalley, Treasurer
Thomas R. Kennalley, Treasurer

TRANSACTIONS WITH MANAGEMENT

    During the past fiscal year the Company has engaged in transactions with management and affiliated parties as described below:

   PROPERTY MANAGEMENT CORP. During the past fiscal year the Company has obtained office equipment, accounting services, personnel, legal and other management services from Property Management Corp. ("PMC") pursuant to a management agreement (the "Management Agreement"). Also, for a portion of the past fiscal year the Company obtained from
PMC office space for its corporate headquarters.   The Company's
Chairman of the Board and Chief Executive Officer, Mr. Daniel J. Taylor, owns fifty percent of PMC. Under the Management Agreement, the Company paid PMC a management fee equal to one and one-half percent of store revenue for each 4-week accounting period, for a total management fee during the fiscal year ended January 22, 1995 of $1,070,564.

       Tidewater Rental Corp. The Company is under common management control with Tidewater Rental Corp., which is also a Rent-A-Center franchisee. PMC was the management company for TRC and the Company. The Company shared corporate facilities and certain personnel and equipment with TRC during fiscal 1995. The following table sets out the common management of TRC and the Company.

TIDEWATER RENTAL CORP.                  ADVANTAGE COMPANIES, INC.

A. Tracy Burton, President              Vice President - Marketing
Daniel J. Taylor, Vice President        Chairman and Chief Executive Officer
William A. Simon, Vice President        Senior Vice President-Administration
  Operations
Thomas R. Kennalley, Treasurer          Treasurer
Brenda J. Butler, Corporate Secretary   Corporate Secretary

In addition, A. Tracy Burton, Daniel J. Taylor, William A. Simon, James G. Steckart and Leslie G. Rudd (all of whom are officers, directors or 5% stockholders of the Company) are stockholders of TRC. Messrs. Taylor and Rudd each own over 20% of TRC's common stock. Messrs. Steckart, Simon and Burton each own 6% or less of the shares of TRC's common stock.

                BOARD OF DIRECTORS COMPENSATION REPORT
                           TO SHAREHOLDERS

     The Compensation Report to Shareholders set out below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

      The Company believes that executive compensation should reflect the value created for shareholders and support the Company's short - and long-term goals. Incentive pay and stock option grants should reward executives for outstanding contributions to the Company's success.
The total compensation philosophy should attract and retain well qualified executives.

      The Company does not currently have any employment contracts with its chief executive officer or the other executive employees named in the Summary Compensation Table set out above, nor does it have any compensatory plan or arrangement, including payments to be received from the Company, with respect to such individuals that will result from the resignation, retirement or any other termination of such executive officer's employment with the Company and its subsidiaries, or from a change in control of the Company, or a change in such individual's responsibilities following a change in control.
Similarly, the Company has not adopted any "long-term incentive plan", as that phrase is used in SEC regulations, providing compensation intended to serve as incentive for performance over a period of longer than one fiscal year, measured by the Company's financial performance, the Company's stock price, or any other measure.

              BASE SALARY should reflect the particular expertise of an executive's position, his relative contribution to the Company's earnings and financial strength, and should be competitive with positions in similar companies. Mr. Steckart completed his first full fiscal year with the Company at the same base salary he was hired at in November 1991, received a 10% increase in February 1993, and a 14% increase in 1994. Mr. Simon received a 5% increase in February 1993, his first in two years, and a 19% increase in 1994. Mr. Burton, who worked for the Company only part-time this past fiscal year, did not draw a base salary or bonus.

              ANNUAL BONUSES for executives are intended to reflect executive contributions to the growth and quality of operating income. Shareholder returns are ultimately affected by maximizing operating income and earnings per share. The Company operates with well defined goals, budgets and plans, and each executive has the responsibility for the achievement of his particular related goals. The Chairman of the Board awards executive annual bonuses based upon the executive's position, his assessment of such individual's contribution in that position, and the Company's overall performance.

              STOCK OPTIONS are awarded (granted) to executives to provide long-term incentives that are intended to retain and motivate executives to improve long-term stock market performance. Non-qualified stock options have been used several times to encourage executives to accept positions or retain their services with the Company.

              The Company has reserved 425,000 shares of Common Stock for issuance under its 1988 Incentive Stock Option Plan ("1988 Plan") approved and adopted at the 1988 Annual Meeting of Stockholders and restated in January of 1995. Options may be granted pursuant to the 1988 Plan, at the discretion of the Board of Directors, to officers (including officers who are directors) and key employees who are in a position to contribute substantially to the success of the Company. The term during which any option may be exercised shall be as determined by the Board of Directors, provided that no option granted under the 1988 Plan shall be exercisable after ten years from the date of the grant of the option. The price per share at which options granted under the 1988 Plan may be exercised shall be the fair market value of a share of Common Stock on the date of grant.

              THE RETIREMENT 401(k) PLAN contributes to the long-term stability of the Company's personnel. The Company matches the executives' contributions (as it does with all eligible employees) up to 5% of gross compensation. The employee's vesting schedule of the Company's contributions to the plan is 20% after two years of employment, 40% after three years, 60% after four years, 80% after five years, and 100% after six years. The plan was implemented in January, 1992, and a maximum three years service was credited to the vesting schedule.

            CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Company believes that the relationship of Mr. Taylor's compensation to the Company's financial performance (in terms of Operating Income and Earnings Per Share) is the best quantitative measure.

            Compensation           Operating Income      Net Earnings Per Share
                     Percentage              Percentage           Percentage
                     Increase                Increase             Increase
Fiscal    Salary     Over Prior              Over Prior           Over Prior
Year      and Bonus  Year           $        Year                 Year
1995      $175,000    17%      $10,012,706    2.6%       $1.25      8.7%
1994       150,000     0%         9,759,658   21.7%        1.15    15.0%
1993       150,000    20%         8,021,504   13.0%        1.00    23.5%
1992       125,000     0%         7,099,420   15.6%         .81    15.7%
1991       125,000    25%         6,142,239   37.7%         .70    25.0%

        The same relationship of all Executive Officers' compensation to the Company's financial performance exists. In summary, the Company believes that executive compensation does reflect each individual's expertise and responsibility, is competitive with similar positions in similar companies, and provides incentive to achieve long-term goals and objectives.




April 26, 1995                    BOARD OF DIRECTORS

                                  Daniel J. Taylor    Daniel M. Carney
                                  Robert W. Moore     William A. Simon
                                          James G. Steckart

STOCK PRICE PERFORMANCE

   The following graph shows a five year comparison of cumulative total returns for the Company's Common Stock, the NASDAQ Stock Market
(US) Index, and the NASDAQ Non-Financial Stocks Index. Management decided to use these broad market indexes because it was not possible to obtain published cumulative total return, five-year trend data for an industry or line of business similar to those defining the Company. The Stock Price Performance Graph set out below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


           ADVANTAGE COMPANIES, INC. STOCK PRICE PERFORMANCE

                         01/28/90 01/27/91 01/26/92 01/24/93  01/23/94  01/22/95
NASDAQ Stock Market (US)  $100.00   $96.91  $156.95  $177.38   $199.31   $193.88
NASDAQ Non-Financial      $100.00  $101.11  $163.97  $173.84   $196.53   $185.63
Advantage Companies, Inc. $100.00  $93.02   $102.33  $116.26   $130.23   $146.51

Assumes $100 invested on Janury 28, 1990, in Advantage Companies, Inc., NASDAQ Stock Market Index and NASDAQ Non-Financial Stocks Index.



                                  PROPOSAL TWO

                            APPOINTMENT OF AUDITORS

     Subject to stockholder approval, the Board of Directors has appointed Grant Thornton LLP, independent public accountants, to serve as auditors to certify the Company's financial statements for the fiscal year ending January 28, 1996. Grant Thornton LLP has certified the Company's financial statements for the past twelve years and has performed certain services for the Company in addition to those provided in connection with the audit function, primarily services rendered in connection with tax return preparation and advice. The performance of all such services was approved in advance by management of the Company, and all such services were similar in type to those performed for the Company during previous years with the general knowledge and approval of the Board of Directors of the Company. The Board of Directors has been advised in past years that the performance of such functions does not affect the independence of such accounting firm.

     A representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

     The affirmative vote of the holders of a majority of the Company's issued and outstanding Common Stock is required to approve the appointment of auditors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPOINTMENT OF GRANT THORNTON LLP AS AUDITORS FOR THE CURRENT FISCAL YEAR.

                        PROPOSAL THREE
          ADOPTION OF 1995 INCENTIVE STOCK OPTION PLAN

     Stock options have for years served as an important part of the Company's compensation program. The Board of Directors believes that stock options are useful in attracting, retaining and motivating key employees and enhancing their incentive to perform at the highest level and contribute significantly to the Company's success. The Board believes that stock options encourage employees to take a longer term view and that the promotion of employee stock ownership helps to align the interest of employees and shareholders.

     During fiscal 1995, options for 185,000 shares were granted to nine optionees pursuant to the Company's Restated 1988 Incentive Stock
Option Plan. At April 1, 1995, a total of 259,000 shares of the Company's common stock are issuable pursuant to outstanding options granted under the 1988 Plan. Only 4,500 shares of the Company's common stock remain available for grant under the 1988 Plan. The
Board of Directors believes that the aforementioned number of shares available under the 1988 Plan could be exhausted during the current fiscal year.

     The Board of Directors has, after careful review, concluded that it is in the best interest of the Company and its shareholders to adopt a new incentive stock option plan which would allow the Company to grant options to employees for an additional 425,000 shares over the next decade. To this end, the board has proposed that the shareholders approve the 1995 Incentive Stock Option Plan, in the form attached hereto as Exhibit A (the "1995 Plan"). The 1995 Plan is in substantially the same form as the 1988 Incentive Stock Option Plan.

SUMMARY OF PROPOSED 1995 PLAN

    The 1995 Plan is administered by the Board of Directors or any compensation committee thereof, although the Company does not currently have a compensation committee. The Board or compensation committee determines the employees to be granted options and the number of shares subject to each option. The Board has the authority to determine the purchase price and the number of shares of common stock to be covered by each option, and when each option may be exercised. Options may be granted only to persons who are regular employees of the Company at the time of such grant. Such employees may include Officers and Directors who are also employees of the Company.

     The proposed new 1995 Plan will authorize the issuance of an additional 425,000 shares pursuant to options to be granted and exercised under the Plan. The maximum number is subject to adjustment in case of stock splits and other corporate changes. The fair market value of the additional shares issuable under the proposed 1995 Plan (425,000 shares) on April 1, 1995, was approximately $6,481,000.

     The option price of shares covered by options to be granted under the 1995 Plan may not be less than 100% of the fair market value of the common stock at the time of the granting of the option. A special rule applies to optionees who own, directly or constructively, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, in which case the purchase price of the option stock shall be 110% of its fair market value at the time of granting of the option. The option price must be paid in full in cash at the time of exercise. If the Board of Directors so determines, the option may also be paid in shares of the Company's common stock already owned by the optionee.

     No option is transferrable by the optionee otherwise than by will or by the laws of descent or distribution, and an option may only be exercised during the optionee's lifetime by the optionee.

     Options granted under the 1995 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. As a result, the aggregate fair market value of common stock with respect to which options granted to any single employee are exercisable for the first time during any calendar year shall not exceed $100,000. The Board of Directors determines the period in which each granted option may be exercised, provided that no option may be exercised more than 10 years from the date upon which the option is granted (5 years in the case of an owner of stock representing 10% or more of the total voting power of all of the Company's stock). The 1995 Incentive Stock Option Plan will terminate, whether or not all options have been granted, in the year 2005.

    An individual optionee's options generally terminate upon termination of the optionee's employment for any reason other than disability or retirement because of age. If an employee's employment is terminated for good cause, then all option rights expire on the termination date. Other terminated employees generally have 30 days from the date of termination to exercise any outstanding option. In the event of death, the unexercised options may be exercised by the deceased employee's executor, administrator or personal representative within 12 months from the date of death. Similarly, a disabled employee has a period of 12 months to exercise from the date of termination of employment.

     The 1995 Plan may be amended, terminated, or suspended at any time by the Board of Directors, provided that such actions shall not increase the number of shares which may be purchased under the Plan, provide additional benefits under options already issued, extend the time during which options may be granted, or change the manner of determining the option price or the class of employees eligible to receive options under the Plan, without a vote of the stockholders. Once an option is issued under the Plan, it remains outstanding according to its terms, independent of any subsequent termination of the Plan.

FEDERAL TAX CONSEQUENCES OF THE PLAN

     Under present federal income tax laws, options under the 1995 Plan will have the following consequences:

     1. The optionee will have no taxable income and the company will have no tax deduction at the granting of an option.

     2. Exercise of an incentive stock option will not, by itself, result in the recognition of taxable income to the optionee or entitle the Company to a deduction at the time of such exercise. The excess of the fair market value of the shares on the date of exercise over the option price is subject to the alternative minimum tax. The optionee will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that the optionee holds such shares for at least one year after the date of transfer to the optionee and for at least two years after the grant of the option. Generally, if the shares are not held for both of these periods, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of such exercise over the option price of such shares. The balance of any gain or loss will be treated as a capital gain or loss to the optionee.

     3. If an optionee engages in a disqualifying disposition of his shares so that he must recognize ordinary income as noted above, then the Company will be allowed a deduction equal to the amount of ordinary income realized by the optionee at the time the optionee recognizes such income.

RECOMMENDATION AND VOTE

     Approval of the proposal to adopt the 1995 Plan requires the affirmative vote of the holders of a majority of the shares of common stock voted on the proposal, provided that the total votes cast on the proposal represents a majority of the shares of common stock entitled to vote thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL TO ADOPT THE 1995 INCENTIVE STOCK OPTION PLAN.



           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock other than those disclosed earlier in this Proxy Statement.

     Based solely upon a review of the copies of the forms furnished to the Company and on written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the 1995 fiscal year all filing requirements applicable to its officers and directors were complied with except that Forms 4 for Messrs. Steckart, Simon and Burton, and Form 3 for Mr. Kennalley, reporting the granting of options from the 1988 Plan in January 1994 were inadvertently filed on the last day of February 1994 instead of by the tenth of the month.





                       OTHER MATTERS

     The Board of Directors and management of the Company know of no other business that may properly be, or which is likely to be, brought before the meeting. If, however, any other business should properly be presented to the annual meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.


                      DATE FOR RECEIPT OF PROPOSALS

     It is presently contemplated that the 1996 Annual Meeting of stockholders will be held on or about June 14, 1996. In order for any stockholder proposal to be included in the proxy materials of the Company for the 1996 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than December 22, 1995. It is urged that any such proposals be sent by certified mail, return receipt requested. If the date for the 1996 Annual Meeting is changed to a date more than 30 calendar days earlier or 90 calendar days later than June 14, 1996, the Company shall, in a timely manner, inform the stockholders of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials for such meeting.


           COPIES OF FORM 10-K AVAILABLE UPON REQUEST

     THE COMPANY, WITHOUT CHARGE, WILL PROVIDE TO EACH STOCKHOLDER, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT WITHOUT EXHIBITS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 22, 1995. WRITTEN REQUESTS FOR SUCH FORMS 10-K SHOULD BE DIRECTED TO MR. THOMAS
R. KENNALLEY, TREASURER, ADVANTAGE COMPANIES, INC., 9323 EAST 37TH ST. NORTH, WICHITA, KANSAS 67226-2000.

                        By the Order of the Board of Directors


                        Brenda J. Butler
                        Corporate Secretary
April 26, 1995
Wichita, Kansas

                                  EXHIBIT A
                      1995 INCENTIVE STOCK OPTION PLAN
                                    OF
                           ADVANTAGE COMPANIES, INC.


   The purpose of this 1995 Incentive Stock Option Plan (the "Plan") is to advance the interests of Advantage Companies, Inc. and its subsidiary corporations (hereinafter referred to collectively as the "Company") within the meaning of Section 422(e) and (f) of the Internal Revenue Code of 1986, as amended from time to time (hereinafter the "Code"), including but not limited to COMCOA, Inc. and AdvantEdge Rental Purchase, Inc., by strengthening the Company's ability to attract and retain in its employ individuals of training, expertise and ability, and to furnish incentive to officers and valued employees upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging such officers and employees to become owners of capital stock of the Company. By encouraging proprietary interests in the Company, it is hoped that the interests of shareholders and employees will be aligned.

   These purposes will be advanced through the granting of incentive stock options ("Options") as herein provided, which options are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code.

          1. Stock Subject to the Plan. Subject to adjustment pursuant to Paragraph 8 hereof, the stock that may be optioned and sold pursuant to Options shall not exceed, in the aggregate, 425,000 shares of the Company's common stock, $.01 par value per share ("Common Stock").
Such shares may be either issued shares of Common Stock that have been reacquired by the Company or authorized but unissued shares of Common
Stock as the Board of Directors of the Company (the "Board") shall from time to time determine. Any shares subject to an Option that for any reason expires or is terminated without having been exercised in full shall, with respect to any unexercised portion of the Option, become available for further grant of Options pursuant to the Plan.

          2. Eligibility. Options may be granted only to persons who are regular employees of the Company at the time of grant and only in connection with any such person's employment. The term "employees" shall include officers and shall also include directors who are employees of the Company. A director who is not at the time an employee of the Company shall not be eligible to receive an Option.
An employee who has been granted an Option under this or any prior stock option plan may be granted one or more additional Options.

          (a) Unless the conditions specified in Paragraphs 3 and 4 below are satisfied, no Option shall be granted to an individual who owns, directly or constructively, Common Stock and other voting stock of the Company possessing more than ten percent of the total combined voting power of all classes of voting stock of the Company or of a parent company, if any. Constructive ownership of Common Stock for purposes of the ten percent test contained in this paragraph and elsewhere in this Plan means Common Stock owned by an individual, including that owned by his brothers and sisters of whole or half blood, spouse, ancestors, lineal descendants, and a proportionate share of the Common Stock owned by any corporation, partnership, estate or trust of which he is a shareholder, partner or beneficiary.
The Board or any Option or Compensation Committee thereof (the "Committee") will determine the employees to be granted Options and the number of shares subject to each Option; except that should it be proposed that any Committee member receive Options, then such Options must be approved by the Board or Committee.

       (b) The aggregate fair market value (determined as of the time any Option is granted) of the Common Stock with respect to which Options granted to any single employee are exercisable for the first time during any calendar year (including options granted under all other "Incentive Stock Option Plans" adopted by the Company) shall not exceed $100,000 within the meaning of Section 422 of the Code.

       (c) Nothing in this Plan shall be construed to give anyone the right to be granted an Option, and neither the Plan nor the granting of an Option nor the taking of any other action under the Plan shall constitute or be any evidence of any agreement or understanding, express or implied, that the Company will employ an option holder for any period of time or in any position or at any particular rate of compensation.

       (d) The Committee may in its discretion offer Options on available shares of Common Stock to new or other employees, and may include or exclude previous optionees from any granting of options as it deems appropriate from time to time. Notice in writing shall be given by the Board or the Committee to each employee of any Option granted to him under this Plan and of the price required to be paid for such shares.

        3. Option Prices. The purchase price of Common Stock covered by any Option shall be not less than 100% of the fair market value of the Common Stock at the time of the granting of the Option. Such fair market value shall be determined by the Board or the Committee, but shall not be less than the last sales price of the Common Stock on the date the Option is granted as reported by the NASDAQ quotation system. If the optionee, at the time the Option is granted, owns, directly or constructively, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the Option stock shall be 110% of its fair market value at the time of granting the Option. Notwithstanding the foregoing, the price at which options may be exercised shall in all events be determined in a manner consistent with any regulations or interpretations that may be promulgated from time to time by the Internal Revenue Service with respect to Section 422 of the Code, or any successor thereto.

        The Board or Committee will use their best efforts to determine the fair market value of shares subject to Option, but neither the Board, the Committee, nor the Company will be responsible for the payment of any tax imposed upon the participants, nor will they reimburse participants for their payment of any tax so imposed.
Neither the Company, the Board, the Committee nor any member thereof makes or shall make any representation or warranty to any participant regarding the federal or state income tax consequences or effects of participation in the Plan.

      4. Term of Options. The Board or the Committee shall determine the period within which an Option may be exercised, except that such period shall not exceed ten years from the date upon which the Option is granted. If the optionee, at the time the Option is granted, owns, directly or constructively, stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company, the maximum period for exercising an Option shall be five years from the date upon which the Option is granted; provided, however, that these periods may be further shortened in accordance with the provisions of Paragraph 8 below.

        5. Option Agreements. Each Option granted under the Plan shall be evidenced by a stock option agreement between the Company and the employee. The Board or Committee shall initially make all decisions as to the form of stock option agreement to be entered into with each optionee. All forms of stock option agreement shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be set forth in full or incorporated by reference in each stock option agreement.

        6. Exercise of Options. An Option may be exercised in accordance with its terms at any time or from time to time after the granting thereof and the approval of this Plan by the stockholders of the Company. The purchase price of the shares purchased upon exercise of an Option shall be paid in full in cash at the time of the exercise, but the Board of Directors may (but shall not be required to) determine that shares may be purchased in whole or in part upon the exercise of Options with Common Stock of the Company. The Board of Directors may (but shall not be required to) permit the payment for Common Stock purchased under the Plan by means of a loan from the Company or from one of its subsidiaries for all or a portion of the purchase price, upon such terms and conditions as the Board or Committee may from time to time determine. Except as provided in Paragraph 8 hereof, an Option may not be exercised in whole or in part unless the holder thereof shall then be an employee of the Company or of a subsidiary of the Company. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares covered by his Option until and except to the extent that the Option shall have been duly exercised.

        7. Nontransferability of Option. An Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and an Option may only be exercised during the optionee's lifetime by the optionee. No Option or interest therein may be assigned, pledged or hypothecated by the optionee during his lifetime, by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         8. Death of Optionee or Termination of Employment. All rights of an employee in an Option shall, to the extent it has not been exercised, terminate upon the death of the employee (except as hereinafter provided) and shall also expire (except as hereinafter provided) upon the termination of the optionee's employment for any reason other than disability or retirement because of age. In the case of termination by reason of disability, all Option rights shall terminate twelve months from the date of termination of employment and, in the case of retirement, three months from the date thereof.
An employee whose employment is terminated for any reason other than death, disability or retirement because of age or for good cause shown, shall have thirty days from the date of such termination to exercise any outstanding Option. If an employee's employment is terminated for good cause shown, all of his rights shall expire with the effectiveness of such termination for good cause. An Option shall not be affected by any temporary change of duties or position of the optionee or by any temporary leave of absence granted by the Company.
In the event of the death of the optionee during his employment, the unexercised portion of an Option may be exercised at any time within twelve months from the date of the Option holder's death by his executor, administrator, personal representative or other person who has acquired the right to exercise the Options by bequest or inheritance, but in no event may any Option be exercised after the expiration of the term of the Option as set forth in Paragraph 4 hereof.

        9. Adjustments Upon Changes in Capitalization. Notwithstanding any other provision of the Plan, in the event that there is any change in the Common Stock or to Options granted hereunder by reason of merger, consolidation, split up, combination, liquidation, exchange of shares, reorganization or the like, or in the event of any dividend to Common Stock holders payable in such stock or the issuance to the holders thereof of rights to subscribe to stock of the same class, or in the event of any change in the Company's capital structure, the Board or Committee shall make such adjustments with respect to Options, and to any provisions of this Plan, as it deems equitable to prevent dilution or enlargement of Option rights, and such determination by the Board or Committee shall be conclusive with respect thereto.

       10. Termination and Amendment of the Plan. Options may be granted under the Plan at any time, or from time to time, as long as the total number of shares optioned or purchased under this Plan does not exceed 425,000 shares, subject to any adjustment pursuant to Paragraph 9 hereof. No Options shall be granted under the Plan after ten years from the date the Plan is adopted by the Board of Directors.

       The Board or Committee may at any time and from time to time alter or amend the Plan or any part thereof as it may deem proper and in the best interest of the Company and may alter or amend the Plan in order that Options granted under the Plan shall at all times qualify as "Incentive Stock Options" under Section 422 of the Code or qualify under similar or successor provisions of the Code as amended from time to time, or conform with any change in applicable law or regulations or rulings of administrative agencies. Any termination, suspension, alteration or amendment of the Plan effected pursuant to this Paragraph 10 may be made by the Board of Directors without further action on the part of the stockholders of the Company; provided, that no such termination, suspension, alteration, or amendment shall (a) impair, without the consent of the Option holder, any previously granted Option or deprive him of any Common Stock which he may have acquired under the Plan, or (b) unless approved by the stockholders of the Company, (i) grant employees additional benefits in Options previously granted under the Plan; (ii) increase the total number of shares of Common Stock which may be purchased under the Plan except as provided in Paragraph 9 hereof; (iii) extend the time during which Options may be granted under the Plan; (iv) change the class of employees eligible to receive Options under the Plan; or (v) change the manner of determining the Option price except to change the manner of determining the fair market value of the Common Stock. Any Option outstanding at the time of termination of the Plan shall remain in effect subject to the provisions of this Plan until the Option shall have been exercised or shall have expired.

        11. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to this Plan will be used for general corporate purposes.

       12. Administration and Amendment of the Plan. This Plan shall be administered by the Board or Committee in accordance with the provisions of Paragraph 2 hereof. Each member of the Board or Committee shall be a "disinterested person" as defined in Rule 16(b)-3 under the Securities Exchange Act of 1934. The Board or Committee, from time to time, may adopt rules and regulations carrying out the Plan, and are authorized to interpret the Plan and to make other determinations necessary or advisable for its administration. Subject to the provisions of the Plan, the Board or Committee shall have plenary authority to determine the time or times at which, and the employees of the Company to whom, Options shall be granted, the purchase price and the number of shares of Common Stock to be covered by each Option, and when each Option may be exercised.

      13. Assumed Options.  In connection with any transaction to which
Section 424(a) of the Code is applicable, Options may be granted pursuant hereto in substitution of existing Options or existing Options may be assumed as prescribed by that Section and any regulations issued thereunder. Notwithstanding nything to the contrary contained in this Plan, Options granted pursuant to this Paragraph shall be at prices and shall contain such terms, provisions and conditions as may be determined by the Board or the Committee and shall include such provisions and conditions as may be necessary to meet the requirements of Section 424(a) of the Code.

    14. Stock Purchased for Investment. Unless shares of Common Stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, each optionee shall, by accepting an option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of an Option will be acquired for investment and not for resale or distribution. Upon the exercise of any portion of any Option, the person entitled to exercise the same shall, upon request of the Company, furnish evidence satisfactory to the Company (including, but not limited to, a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may, if it deems appropriate, affix a legend to certificates representing shares of stock purchased upon exercise of Options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent. Common Stock purchased pursuant to this Plan may be disposed of by an optionee only in the following manner:
(1) pursuant to an effective registration statement covering such resale or reoffer; (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company; or (3) in a transaction that meets all the requirements of Rule 144 of the Securities and Exchange Commission.
If shares of stock covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of optionees who are directors, officers or principal stockholders of the Company. Such persons may dispose of such shares only by one of the three aforesaid methods.

     Nothing in this Plan shall be construed to obligate the Company to file or maintain the effectiveness of a registration statement under the Securities Act of 1933 or under the securities laws of any jurisdiction or to take or cause to be taken any action which may be necessary in order to provide an exemption from registration under the Securities Act of 1933 or the securities laws of any jurisdiction.

     15. Other Regulations. The obligations of the Company to sell and deliver shares of Common Stock shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as deemed necessary or appropriate by counsel for the Company.

     16. Certain Dispositions of Shares. Any Options granted pursuant to this Plan shall be conditioned such that if, within the earlier of (i) the two-year period beginning on the date of grant of an option or (ii) the one-year period beginning on the date on which any share of Common Stock is acquired by exercise of an Option, the optionee makes a disposition of such share of stock by way of sale, exchange, gift, transfer of legal title or otherwise, the optionee shall promptly report such disposition to the Company in writing and shall furnish to the Company such details concerning such disposition as the Company may reasonably request.

     17. Credit to Finance Stock Purchases. To the extent permitted by law, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the exercise of rights granted to such optionee under this Plan, on such terms as may be approved by the Board or the Committee, and subject to all applicable laws and regulations in effect at the time such credit is extended.

     18. Effective Date of the Plan. This Plan shall become effective upon its adoption by the Board, subject to the approval hereof by the holders of a majority of the Common Stock of the Company at a duly constituted meeting of the stockholders of the Company within one year after the date of adoption by the Board.

     19. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan for approval of the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan.


Side 1

ADVANTAGE COMPANIES, INC.               THIS PROXY IS SOLICITED ON BEHALF
9323 EAST 37TH STREET NORTH             OF THE BOARD OF DIRECTORS
WICHITA, KANSAS 67226

The undersigned hereby appoints Daniel J. Taylor and William A. Simon as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of ADVANTAGE COMPANIES, INC., held of record by the undersigned on April 14, 1995, the record date, at the annual meeting of shareholders to be held on June 9, 1995, or any adjournments thereof.

1. Election of Directors (Proposed by Management)
   FOR all nominees listed   VOTE WITHHELD  Daniel J. Taylor  William A. Simon
   at the right, EXCEPT      from all       Robert W. Moore   James G. Steckart
    VOTE WITHHELD FROM       nominees              Daniel M. Carney
    THOSE WHOSE NAMES        listed on
    ARE CROSSED OUT.         the right

2.  Proposal to approve and ratify the appointment     For    Against   Abstain
    of Grant Thornton LLP as the independent public accountants of the corporation
    (Proposed by Management).

3.  Proposal to approve and adopt the 1995             For    Against   Abstain
    Incentive Stock Option Plan with regard
    to 425,000 shares of common stock
    (Proposed by Management).

4. In their discretion, the Proxies are authorized to vote upon such other business that the Directors did not know at a reasonable time before this proxy solicitation that may properly come before the meeting, including, without limitation, for the election of any person to any office for which a BONA FIDE nominee is named in the Proxy Statement and such nominee is unable to serve or for good cause will not serve, and upon any matters incidental to the conduct of the annual meeting.
           (Please sign on the other side)
Side 2
  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ITEMS 1, 2 & 3.
  Please sign exeactly as name appers below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authozied person.

Do you plan to attend the meeting?      Yes                  No


Dated: _________________________, 1995 _______________________________________
                                       Signature
                                       ________________________________________
                                       Signature, if held jointly
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.